Exhibit 99.1

united states bankruptcy court
district of DELAWARE

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: July 4, 2021 – July 30, 2021
Debtors

MONTHLY OPERATING REPORT – SUPPORTING DOCUMENTATION1

Reporting Period: July 4, 2021 – July 30, 2021

SUPPORTING DOCUMENTS	Form No.[2]	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X	X
Bank Account Balances, Debtor Statement with Respect to Bank Account Reconciliations	MOR-1a	X	X	See Attestation
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Copies of bank statements				See Attestation
Cash disbursements journals				See Attestation
Statement of Operations by Legal Entity	MOR-2	X	X
Balance Sheet by Legal Entity	MOR-3	X	X
Status of Postpetition Taxes				See Attestation
Summary of Unpaid Postpetition Debts	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
Opening Balance Sheet by Legal Entity	Exhibit A	X
Disbursements by Legal Entity	Exhibit B	X
Balance Sheet Bridge	Exhibit C	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Anthony M. Saccullo	8/20/21
Signature of Debtor	Date
Anthony M. Saccullo
Wind-Down Officer

1 These supporting documents are attached to the filing for the lead Debtor, FHC Holdings Corporation (Case No. 20-13076); however, these supporting documents should be incorporated by reference in each of the other report fillings for the affiliated Debtors, including FHC, LLC (Case No. 20-13077); FHC Collections, Inc. (Case No. 20-13078); and FHC Services Corporation (Case No. 20-13079).

2 Form No. listed for each supporting document reflects Form No. from MOR template submitted in previous periods.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: July 4, 2021 – July 30, 2021
Debtors

Notes to the Monthly Operating Report (“MOR”) Supporting Documentation

Reporting Period: July 4, 2021 – July 30, 2021

General:

The Debtors filed for relief under chapter 11 of title 11 of the United States Code, §§ 101-1532, et seq. on December 3, 2020. Per agreement with the Office of the United States Trustee for the District of Delaware (the “U.S. Trustee”), the Debtors have prepared this monthly operating report supporting documentation on a fiscal month basis (this “MOR” supporting documentation) for the period from July 4, 2021 through July 30, 2021.

The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these chapter 11 cases. This MOR is not prepared in accordance with GAAP and does not include all of the information and footnotes required thereby. Additionally, certain transactions that would be required to be included in GAAP financial statements are not reflected in this MOR. There can be no assurance that the financial information presented herein is complete, and readers are strongly cautioned not to place reliance on this MOR, which was not prepared for the purpose of providing the basis for an investment decision relating to the Debtors. The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this MOR includes certain normal recurring adjustments, but may not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements in accordance with GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of its annual financial information in accordance with GAAP. Upon the application of such procedures, the Debtors believe that this financial information may be subject to change, and these changes could be material. The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future reconciliation and adjustment (which may be material). However, the Debtors are not required to publicly update this MOR to reflect more current facts or estimates, or upon the occurrence of future events, including if the facts, estimates, or assumptions upon which this MOR is based change.

The Debtors entered into an Asset Purchase Agreement to sell substantially all of the Debtors’ assets to Terramar Capital, LLC (the “Buyer”) effective 11:59 p.m. on January 30, 2021 (the “Sale Transaction”).

Notes to MOR Forms:

Except for Part 5, which reflects case-to-date totals, all cumulative totals listed in the MOR forms reflect total amounts for the second calendar quarter of 2021.

Notes to MOR-1:

Cash is received and disbursed by the Debtors as described in the Debtors' Motion for Entry of Interim and Final Orders (I) Authorizing Continued Use of the Debtors' Existing Cash Management System, Corporate Credit Card Program and Bank Accounts; (II) Waiving Certain United States Trustee Requirements; (III) Extending Time to Comply with Section 345(b) of the Bankruptcy Code; (IV) Authorizing Continued Performance of Intercompany Transactions; and (V) Granting Related Relief [D.I. 29] and is consistent with the Debtors’ historical cash management practices. Cash receipts and disbursements reflected herein include activity from July 4, 2021 to July 30, 2021. Cash receipts and disbursements were derived from the bank statements and accounting system. Cash receipts and disbursements related to intercompany transfers among the Debtors such as cash concentration account sweeps and expense reimbursements, are excluded from total cash receipts and disbursements set forth in MOR-1. Cash receipts and disbursements include certain intercompany expense transactions.

Notes to MOR-1a:

Amounts listed are the bank balances as of the close of business on July 30, 2021. Copies of the bank statements were not included with this MOR due to the voluminous nature of the statements and are available upon reasonable request in writing to counsel for the Debtors.

Notes to MOR-2 and MOR-3:

This MOR has been prepared on a legal entity basis for the Debtors.

As a result of the Debtors’ chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under the Debtors’ chapter 11 plan of liquidation [D.I. 737] (the “Plan”), which became effective on July 30, 2021 [D.I. 1017]. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Bankruptcy Court actions, payments pursuant to Bankruptcy Court order, further developments with respect to, among other things, the reconciliation and adjudication of claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts, or other events. The determination of how liabilities will ultimately be settled and treated cannot be made until all deadlines to file claims and requests for payment of administrative expenses have passed. The Debtors continue to reconcile claims that have been, or may be, in whole or in part, satisfied through the Sale Transaction consummated in these cases and related transactions and/or agreements. Future MORs will reflect these continuing reconciliation efforts. Accordingly, the ultimate amount of such liabilities is not determinable at this time. No assurance can be given as to the value, if any, that may be ascribed to the Debtors' various prepetition liabilities and other securities.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: July 4, 2021 – July 30, 2021
Debtors

MOR-1

Schedule of Cash Receipts and Disbursements[1]

Reporting Period: July 4, 2021 – July 30, 2021

($’s in USD)

Consolidated
#		FCI	FSC	FHC	FLLC	7/3/21 - 7/30/21

1	Receipts
2	Credit Card and Cash Receipts[2]	$-	$16,603	$-	$-	$16,603
3	Inventory Liquidation	-	-	-	-	-
4	Federal Tax Refund	-	-	-	-	-
5	Total Receipts	$-	$16,603	$-	$-	$16,603

6	Operating Disbursements
7	Payroll & Taxes	-	-	-	-	-
8	Rent	-	-	-	-	-
9	Inventory	-	-	-	-	-
10	Sales Tax	-	-	-	-	-
11	Merchant Fees	-	-	-	-	-
12	Employee Benefits[3]	1,933	-	-	-	1,933
13	Marketing	-	-	-	-	-
14	Professional/Computer Services[4]	100	6,021	-	-	6,121
15	Other A/P[5]	9,990	107	-	-	10,097
16	Total Operating Disbursements	12,023	6,128	-	-	18,151

17	Net Cash Flow from Operations	$(12,023)	$10,475	$-	$-	$(1,548)

18	Non-Operating Disbursements / (Receipts)
19	Debt Service	-	-	-	-	-
20	State Taxes	-	-	-	-	-
21	Federal Taxes	-	-	-	-	-
22	CapEx	-	-	-	-	-
23	Tenant Allowance	-	-	-	-	-
24	Total Non-Operating Disbursements / (Receipts)	-	-	-	-	-

25	Net Cash Flow Before Restructuring	$(12,023)	$10,475	$-	$-	$(1,548)

26	Restructuring Related Disbursements
27	Professional Fees	-	-	-	-	-
28	Credit Card Program Deposits	-	-	-	-	-
29	Utility Deposit and Other Reserves	-	-	-	-	-
30	503(b)(9) and Critical Vendor Payments	-	-	-	-	-
31	KEIP/KERP	-	-	-	-	-
32	UST Fees[6]	-	6,156	-	-	6,156
33	DIP Fees & Interest - Term	-	-	-	-	-
34	DIP Fees & Interest - Revolver	-	-	-	-	-
35	Prepetition Term Loan Repayment	-	-	-	-	-
36	Cure Costs	-	-	-	-	-
37	Funding to Professional Fee Account	-	-	-	-	-
38	Total Restructuring Related Disbursements	-	6,156	-	-	6,156

39	Net Cash Flow	$(12,023)	$4,319	$-	$-	$(7,704)

40	Beginning Cash Balance	$1,747,030	$(172,894)	$7,000,739	$-	$8,574,876
41	Net Cash Flow	(12,023)	4,319	-	-	(7,704)
42	Borrowings	-	-	-	-	-
43	Repayments	-	-	-	-	-
44	Intercompany	-	265,000	(265,000)	-	-
45	Change in deposits in transfer	-	-	-	-	-
46	Ending Cash Balance	$1,735,007	$96,426	$6,735,739	$-	$8,567,172

Footnotes:

[1]	Cash balance represents book balance, which is net of outstanding checks and may differ from bank balance due to the timing of items being posted to the Debtors’ bank accounts.
[2]	Credit card and cash receipts includes return of utility deposits and bank charge rebate.
[3]	Employee benefits disbursements reflect employee benefit administrative expenses paid in arrears.
[4]	Professional/computer services reflect payments to non-restructuring professionals.
[5]	Other AP disbursements include payments of utilities and bank service charges.
[6]	UST Fees includes payments to UST for Q2 2021.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: July 4, 2021 – July 30, 2021
Debtors

MOR-1a

Bank Account Balances, Debtor Statement with Respect to Bank Account Reconciliations

Reporting Period: July 4, 2021 – July 30, 2021

($’s in USD)

#	Debtor Entity	Account Number (Last 4 Digits)	Bank	Account Type	Period Ended 7/30/2021[1]

1	FHC Collections, Inc.	4644	Chase	Checking[2]	1,735,007
2	FHC Collections, Inc.	4669	Chase	Checking	-
3	FHC Holdings Corporation	9350	Chase	Checking	6,735,739
4	FHC Services Corporation	8238	Chase	Checking[3]	96,426
5			Reported Cash and Cash Equivalents at 7/30/2021		$8,567,172

6	FHC Services Corporation	5317	Chase	Professional Fee Account[4]	1,037,735

Footnotes:

[1]	Cash balance represents book balance, which is net of outstanding checks and may differ from bank balance due to the timing of items being posted to the Debtors’ bank accounts.
[2]	Excludes $(984,232) of cash on bank statement that is liability of the Buyer. Includes $67,273 of outstanding checks not included on bank statement.
[3]	Excludes $508,733 of cash on bank statement that is property of the Buyer. Includes $10,010 of outstanding checks not included on bank statement.
[4]	Professional Fee Account is included in restricted cash on Debtors' Balance Sheet. Other restricted cash accounts are not included on MOR-1a.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: July 4, 2021 – July 30, 2021
Debtors

MOR-1a

Debtor Attestation to with Respect to Bank Account Reconciliations, Bank Statements and Open/Closed Bank Accounts

Reporting Period: July 4, 2021 – July 30, 2021

Bank Account Reconciliations & Cash Disbursement Journal

The Debtors affirm that bank account reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within their financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statement

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Open/Closed Bank Accounts

The Debtors did not open or close any bank accounts in July.

/s/ Anthony M. Saccullo	8/20/21
Anthony M. Saccullo	Date
Wind-Down Officer

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: July 4, 2021 – July 30, 2021
Debtors

MOR-1b

Schedule of Professional Fees and Expenses Paid

Reporting Period: July 4, 2021 – July 30, 2021

($’s in USD)

There were no payments made to bankruptcy professionals or insiders between July 4, 2021 and July 30, 2021.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: July 4, 2021 – July 30, 2021
Debtors

MOR-2

Statement of Operations by Legal Entity

Reporting Period: July 4, 2021 – July 30, 2021

($’s in USD)

#	Category	FCI	FSC	FHC	FLLC	Consolidated

1	Net sales	$-	$-	$-	$-	$-
2	Cost of goods sold and occupancy costs[1]	(3,860)	-	-	-	(3,860)
3	Gross profit	3,860	-	-	-	3,860

4	Selling, general and administrative expenses[2]	5,847	302,071	-	-	307,918
5	(Loss) income from operations	(1,987)	(302,071)	-	-	(304,058)

6	Restructuring (expenses)[3]	-	(713,008)	-	-	(713,008)
7	Gain (loss) on assets	-	-	-	-	-
8	Interest income (expense)	-	-	-	-	-
9	Other income (expense)	-	-	-	-	-
10	(Loss) income before income tax expense	(1,987)	(1,015,078)	-	-	(1,017,066)

11	Income tax expense	-	-	-	-	-
12	Net (loss) income	$(1,987)	$(1,015,078)	$-	$-	$(1,017,066)

Footnotes:

[1]	FCI cost of goods sold & occupancy costs includes a reversal to true-up to actuals for utilities.
[2]	FSC selling, general and administrative ("SG&A") expenses are primarily related to D&O insurance expense, and also include non-restructuring professional fees. FCI SG&A expenses primarily include include bank charges.
[3]	Restructuring expenses includes $713K of restructuring professional fees.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: July 4, 2021 – July 30, 2021
Debtors

MOR-3

Balance Sheet by Legal Entity

Reporting Period: July 4, 2021 – July 30, 2021

($’s in USD)

Balance Sheet at 07/30/2021

#	Category	FCI	FSC	FHC	FLLC	Eliminations	Consolidated

	Assets
	Current Assets
1	Cash and cash equivalents	$1,735,007	$96,426	$6,735,739	$-	$-	$8,567,172
2	Accounts receivable[1]	34,152,129	255,292,687	1,250,000	-	(255,292,687)	35,402,129
3	Inventories	3,796,328	-	-	-	(3,796,328)	-
4	Prepaid expenses and other current assets[2]	459,775	6,811,105	-	-	-	7,270,880
5	Total Current Assets	40,143,238	262,200,218	7,985,739	-	(259,089,015)	51,240,181

6	Operating lease right-of-use assets, net	-	-	-	-	-	-
7	Property and equipment, net	-	-	-	-	-	-
8	Other assets, Net[3]	72,665	-	-	-	-	72,665

9	Total Assets	$40,215,903	$262,200,218	$7,985,739	$-	$(259,089,015)	$51,312,845

	Liabilities And Stockholders' Equity
	Current Liabilities
10	Accounts payable	$259,041,658	$20,544,884	$857,028	$-	$(255,292,687)	$25,150,883
11	Accrued liabilities[4]	181,241	240,538	-	-	-	421,779
12	Current portion of long-term debt	-	-	-	-	-	-
13	Current portion of operating lease liabilities[5]	54,216,810	-	-	-	-	54,216,810
14	Total Current Liabilities	313,439,710	20,785,422	857,028	-	(255,292,687)	79,789,472

15	Operating lease liabilities	-	-	-	-	-	-
16	Long-term debt, net	-	-	-	-	-	-
17	Intercompany liabilities	(209,182,072)	52,681,232	157,021,163	-	(520,322)	-

18	Total Liabilities	104,257,637	73,466,654	157,878,190	-	(255,813,009)	79,789,472

19	Preferred Stock	-	-	-	-	-	-

	Stockholders' Equity
20	Common stock	-	1	39,449	-	(2)	39,448
21	APIC	-	8,609,538	113,157,531	-	(8,609,537)	113,157,532
22	Retained earnings	(64,041,734)	180,124,024	(103,068,049)	-	5,333,534	18,347,775
23	Treasury stock	-	-	(160,021,383)	-	-	(160,021,383)
24	Total Stockholders' Equity	(64,041,734)	188,733,563	(149,892,451)	-	(3,276,005)	(28,476,627)

25	Total Liabilities And Stockholders' Equity	$40,215,903	$262,200,218	$7,985,739	$-	$(259,089,015)	$51,312,845

Footnotes:

[1]	Accounts receivable includes $34.0M income tax receivable, a $1.25M promissory note (due December 31, 2021) as a result of the Sale Transaction, and $140K of sales tax receivables.
[2]	Prepaid expenses and other current assets includes $1.5M of prepaid D&O insurance and the restricted cash as detailed in the table below:

[3]	Other assets, Net includes $73K of prepetition boutique utility and security deposits held by FCI.
[4]	FCI accrued liabilities includes $167K of accrued payroll taxes and $21K of accrued sales tax, offset by $7K of accrued income tax credits. FSC accrued liabilities includes $241K of accrued severance and payroll taxes.
[5]	Current portion of operating lease liabilities includes $29.1M of unpaid rent, $24.8M of lease rejection damages, and $243K of percent rent accruals. The leases associated with these liabilities are a part of ongoing negotiations and as such, the liability amount is subject to material change in future periods.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: July 4, 2021 – July 30, 2021
Debtors

Debtor Attestation with Respect to Postpetition Taxes

Reporting Period: July 4, 2021 – July 30, 2021

Anthony M. Saccullo hereby declares under penalty of perjury:

I am the Wind-Down Officer appointed by order of the United States Bankruptcy Court for the District of Delaware [D.I. 475] in the above-captioned case to oversee the bankruptcy of the debtors and debtors in possession (collectively the "Debtors"). I am familiar with the Debtors’ day-to-day operations, business affairs, and books and records. I am authorized to submit this statement on behalf of the Debtors.

All statements in this statement are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents, discussions with other employees of the Debtors or opinion.

To the best of my knowledge, information, and belief, and except as otherwise set forth in the MOR, all of the Debtors have filed all the necessary federal, state and local tax returns, or extensions related there to, and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required postpetition tax payments, which are not subject to dispute or reconciliation, and are current.

/s/ Anthony M. Saccullo	8/20/21
Anthony M. Saccullo	Date
Wind-Down Officer

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: July 4, 2021 – July 30, 2021
Debtors

MOR-4

Summary of Unpaid Postpetition Debts

Reporting Period: July 4, 2021 – July 30, 2021

($’s in USD)

			Days Past Due[4]
#	Accounts Payable	Current	0 - 30 Days	31 - 60 Days	61 - 90 Days	>91 Days	Total

1	Combined Debtors[1][2][3]	$108,681	$1,166	$986	$5,341	$625,188	$741,363

Footnotes:

[1]	The postpetition accounts payable represents open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system.
[2]	This summary does not include accruals or intercompany payables.
[3]	The postpetition accounts payable do not include any amounts for retained professionals.
[4]	The Debtors' accounts payable system has incorrect aging information. The Debtors have paid post-petition invoices as they come due.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: July 4, 2021 – July 30, 2021
Debtors

MOR-5

Accounts Receivable Reconciliation and Aging

Reporting Period: July 4, 2021 – July 30, 2021

($’s in USD)

Accounts Receivable Reconciliation

#	Reconciliation	Beginning Accounts Receivable	Change in Accounts Receivable	Ending Accounts Receivable

1	Total Accounts Receivable[1][2]	$35,402,129	$-	$35,402,129

Accounts Receivable Aging

			Days Past Due
#	Aging	Current	0 - 30 Days	31 - 60 Days	61 - 90 Days	91+ Days	Total	Uncollectible	AR (Net)

2	Income Tax Receivables	$34,012,072	$-	$-	$-	$-	$34,012,072	$-	$34,012,072
3	Transaction Receivables[3]	1,250,000	-	-	-	-	1,250,000	-	1,250,000
4	Sales Tax Receivables	140,057	-	-	-	-	140,057	-	140,057
5	Total Accounts Receivable[1][2]	$35,402,129	$-	$-	$-	$-	$35,402,129	$-	$35,402,129

Footnotes:

[1] Amounts are aged from the due date and shown on a gross basis before any adjustment for estimated bad debts and other uncollectable amounts.

[2] This summary does not include any accrued fees, discounts or intercompany receivables.

[3] Transaction receivables includes the $1.25M promissory note due December 31, 2021.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: July 4, 2021 – July 30, 2021
Debtors

MOR-5

Debtor Questionnaire

Reporting Period: July 4, 2021 – July 30, 2021

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.		X3
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

3 There are no employees or locations being operated by the Debtors as of February 1, 2021. As such, the only insurance policy of the Debtors in effect as of February 1, 2021, is the Debtors’ D&O insurance.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: July 4, 2021 – July 30, 2021
Debtors

Exhibit A

Balance Sheet by Legal Entity

Reporting Period: July 4, 2021 – July 30, 2021

($’s in USD)

Opening Balance Sheet at 07/04/2021

#	Category	FCI	FSC	FHC	FLLC	Eliminations	Consolidated

	Assets
	Current Assets
1	Cash and cash equivalents	$1,747,030	$(172,894)	$7,000,739	$-	$-	$8,574,876
2	Accounts receivable[1]	34,152,129	255,292,687	1,250,000	-	(255,292,687)	35,402,129
3	Inventories	3,796,328	-	-	-	(3,796,328)	-
4	Prepaid expenses and other current assets[2]	459,805	7,116,996	-	-	-	7,576,800
5	Total Current Assets	40,155,291	262,236,789	8,250,739	-	(259,089,015)	51,553,805

6	Operating lease right-of-use assets, net	-	-	-	-	-	-
7	Property and equipment, net	-	-	-	-	-	-
8	Other assets, Net[3]	72,665	(1)	-	-	-	72,664

9	Total Assets	$40,227,956	$262,236,789	$8,250,739	$-	$(259,089,015)	$51,626,469

	Liabilities And Stockholders' Equity
	Current Liabilities
10	Accounts payable	$259,047,741	$19,835,419	$857,028	$-	$(255,292,687)	$24,447,501
11	Accrued liabilities[4]	181,182	240,538	-	-	-	421,720
12	Current portion of long-term debt	-	-	-	-	-	-
13	Current portion of operating lease liabilities[5]	54,216,810	-	-	-	-	54,216,810
14	Total Current Liabilities	313,445,733	20,075,957	857,028	-	(255,292,687)	79,086,031

15	Operating lease liabilities	-	-	-	-	-	-
16	Long-term debt, net	-	-	-	-	-	-
17	Intercompany liabilities	(209,178,030)	52,412,189	157,286,163	-	(520,322)	-

18	Total Liabilities	104,267,703	72,488,147	158,143,190	-	(255,813,009)	79,086,031

19	Preferred Stock	-	-	-	-	-	-

	Stockholders' Equity
20	Common stock	-	1	39,449	-	(2)	39,448
21	APIC	-	8,609,538	113,157,531	-	(8,609,537)	113,157,532
22	Retained earnings	(64,039,747)	181,139,103	(103,068,049)	-	5,333,534	19,364,841
23	Treasury stock	-	-	(160,021,383)	-	-	(160,021,383)
24	Total Stockholders' Equity	(64,039,747)	189,748,642	(149,892,451)	-	(3,276,005)	(27,459,562)
25	Total Liabilities And Stockholders' Equity	$40,227,956	$262,236,789	$8,250,739	$-	$(259,089,015)	$51,626,469

Footnotes:

[1]	Accounts receivable includes $34.0M income tax receivable, a $1.25M promissory note (due December 31, 2021) as a result of the Sale Transaction, and $140K of sales tax receivables.
[2]	Prepaid expenses and other current assets includes $1.8M of prepaid D&O insurance and the restricted cash as detailed in the table below:

[3]	Other assets, Net includes $73K of prepetition boutique utility and security deposits held by FCI.
[4]	FCI accrued liabilities includes $167K of accrued payroll taxes and $21K of accrued sales tax, offset by $7K of accrued income tax credits. FSC accrued liabilities includes $241K of accrued severance and payroll taxes.
[5]	Current portion of operating lease liabilities includes $29.1M of unpaid rent, $24.8M of lease rejection damages, and $243K of percent rent accruals. The leases associated with these liabilities are a part of ongoing negotiations and as such, the liability amount is subject to material change in future periods.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: July 4, 2021 – July 30, 2021
Debtors

Exhibit B

Disbursements by Legal Entity

Reporting Period: July 4, 2021 – July 30, 2021

($’s in USD)

#	Debtor Name	Abbreviation	Case Number	Disbursements[1]

1	FHC Holdings Corporation	FHC	20-13076	$-
2	FHC, LLC	FLLC	20-13077	-
3	FHC Collections, Inc.	FCI	20-13078	12,023
4	FHC Services Corporation	FSC	20-13079	12,284
5	Total			$24,307

[1] Includes disbursements made July 4, 2021 - July 30, 2021.

In re:	Case No. 20-13076 (BLS)
FHC Holdings Corporation, et al.	Reporting Period: July 4, 2021 – July 30, 2021
Debtors

Exhibit C

Balance Sheet Bridge

Reporting Period: July 4, 2021 – July 30, 2021

($’s in USD)

Category	FCI	FSC	FHC	FLLC	Eliminations	Consolidated[1]

Total liabilities per MOR Form Part 2	$215,892,513	$13,849,405	$-	$-	$-	$229,546,579

Plus: Other liabilities on balance sheet
Other accrued expenses and payables	72,562,253	6,695,479	857,028	-	(255,292,687)	(175,177,928)
Other accrued liabilities	24,984,944	240,538	-	-	-	25,225,482
Intercompany liabilities	(209,182,072)	52,681,232	157,021,163	-	(520,322)	-

Total liabilities per balance sheet	$104,257,637	$73,466,654	$157,878,190	$-	$(255,813,009)	$79,789,472

Liabilities per MOR Form Part 2	$215,892,513	$13,849,405	$-	$-	$-	$229,546,579
Liabilities per balance sheet	104,257,637	73,466,654	157,878,190	-	(255,813,009)	79,789,472

Liabilities Variance	$111,634,876	$(59,617,249)	$(157,878,190)	$-	$255,813,009	$149,757,107

[1]	This table shows detail that is not able to be captured directly by each MOR Form Part 2 being filed by each Debtor in their respective cases regarding total liabilities for the Debtors on their consolidated balance sheet. When all four affiliated Debtors are viewed on a consolidated basis, the total liabilities presented on the individual MOR Form Part 2 filed by each Debtor are, in the aggregate, greater than the consolidated liabilities on the Debtors’ balance sheet by approximately $150M, due to intercompany